UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2006 (February 28, 2006)

The Warnaco Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 287-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

2006 Directors' Compensation

Effective for the 2006 fiscal year, on February 28, 2006, the Board of Directors of The Warnaco Group, Inc. (the "Company") (upon the recommendation of the Nominating and Governance Committee) has set the compensation for members of the Company's Board of Directors as set forth in Exhibit 10.1 attached hereto, the terms of which are incorporated by reference herein.

2006 Base Salaries of Named Executive Officers

On February 28, 2006, the Compensation Committee of the Board of Directors (the "Compensation Committee") approved the following 2006 base salaries, which were effective as of March 1, 2006, for the Company's named executive officers: Joseph R. Gromek ($1,000,000); Lawrence R. Rutkowski ($565,000); Helen McCluskey ($675,000); Frank Tworecke ($735,000); and Stanley P. Silverstein ($550,000). These amounts represent an increase in base salary from 2005.

2006 Performance Bonus Targets for Named Executive Officers

On February 28, 2006, the Compensation Committee approved the financial performance metrics for fiscal 2006 bonus awards to participants in the Company's Incentive Compensation Plan, including the Company's executive officers. Under the Incentive Compensation Plan, the named executive officers are eligible to receive bonus awards (i) based on the Company's operating income, with respect to Joseph R. Gromek, Lawrence R. Rutkowski, and Stanley P. Silverstein; (ii) based 60% on the operating income of the Company's Sportswear Group and 40% on the operating income of the Company, with respect to Frank Tworecke; and (iii) based 60% on the operating income of the Company's Intimate Apparel Group and 40% on the operating income of the Company, with respect to Helen McCluskey. For fiscal 2006, (a) Mr. Gromek's potential bonus award under the Incentive Compensation Plan is targeted at 125% of base salary, with a maximum potential bonus award of 185% of target; and (b) Messrs. Rutkowski's, Tworecke's and Silverstein's and Ms. McCluskey's potential bonus awards under the Incentive Compensation Plan are targeted at 85% of base salary, with maximum potential bonus awards of 165% of target.

In addition to the incentive compensation program described above, the Compensation Committee reserves the right to pay discretionary bonuses to executive officers based on certain qualitative considerations and/or extraordinary performance during the year.

2005 Bonus Awards

On February 28, 2006, the Compensation Committee approved the following bonus awards for the Company's named executive officers in respect of fiscal 2005 performance: Joseph R. Gromek ($712,500); Lawrence R. Rutkowski ($351,000); Frank Tworecke ($500,000); Stanley P. Silverstein ($335,000); and Helen McCluskey ($250,000).

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

10.1	Statement of Directors' Compensation for 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date: March 6, 2006	By:	/s/ Jay A. Galluzzo
		Name:	Jay A. Galluzzo
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document

10.1	Statement of Directors' Compensation for 2006.